Exhibit 99.1

Cipher Mining Technologies Inc. Appoints William Iwaschuk as Chief Legal Officer

New York, NY, March 18, 2021: (PRNEWSWIRE) – Cipher Mining Technologies Inc. (“Cipher Mining” or the “Company”), a newly formed U.S.-based Bitcoin mining company, today announced the appointment of William Iwaschuk as Chief Legal Officer. Mr. Iwaschuk will lead Cipher Mining’s legal operations, including regulatory compliance, government relations and related matters. He joins Cipher Mining’s executive management team, further bolstering its extensive leadership expertise across traditional finance, energy, asset management and technology domains.

Mr. Iwaschuk brings close to 20 years of experience providing effective legal, compliance and business counsel in a broad range of highly-regulated financial services settings. He brings a depth of expertise that will advance Cipher Mining’s business objectives, build relationships with key stakeholders and represent the Company’s policy and regulatory positions. As a member of the Cipher Mining executive management team, Mr. Iwaschuk will assist in navigating shifting industry dynamics and a developing regulatory environment by providing the strategic, legal and regulatory experience and know-how needed to thrive in a rapidly evolving cryptocurrency sector.

“Will’s proven expertise and understanding of new products and an evolving financial services industry across asset classes make him an ideal match for our growing company,” said Tyler Page, Cipher Mining’s Chief Executive Officer. “His long history of success shows he is someone who can transform complex ideas into business realities, and we look forward to having his help in building and scaling our business.”

Mr. Iwaschuk added, “I am excited to become a part of Cipher Mining’s leadership and to help the Company realize its objective of becoming the U.S.-based Bitcoin mining champion. This is a talented team, and I look forward to helping ensure we are well-positioned to provide the vital infrastructure required for the Bitcoin network to flourish.”

Mr. Iwaschuk joins Cipher Mining from Tower Research Capital LLC (“Tower”), where he was the General Counsel and Secretary. At Tower, Mr. Iwaschuk supervised a global team of legal and compliance professionals, and managed the firm’s legal, regulatory and compliance matters. He was a member of the firm’s management committee and a founding member of its governance board.

Prior to Tower, Mr. Iwaschuk was a partner at Morgan, Lewis & Bockius LLP, where he advised financial services clients on broker-dealer, Dodd Frank Act and trading practices matters. Before that, he was a Vice President and Associate General Counsel at Goldman Sachs & Co. He began his career as an associate at Davis Polk & Wardwell LLP.

Mr. Iwaschuk has been a member of a variety of industry trade groups, and a presenter at ISDA and PLI conferences. He also serves as a Board Member of Futures and Options, a non-profit career development and internship program for underserved New York City youth. Mr. Iwaschuk received his law degree and his bachelor’s degree from The University of British Columbia.

About Cipher

Cipher will be established as an industrial-scale Bitcoin mining company dedicated to expanding and strengthening the Bitcoin network’s critical infrastructure. Our goal is to be the leading Bitcoin mining company in the United States. We expect that the operations at our four initial planned data centers in Ohio and Texas will enable the Bitcoin network to continue to operate and flourish. Through our business model, Cipher expects to operate powerful computers that mine Bitcoin and validate transactions on the Bitcoin network. We believe Cipher will leverage our best-in-class technology, market-leading power purchase arrangements, and a seasoned, dedicated senior management team to become the market leader in Bitcoin mining. Cipher Mining Technologies Inc. announced on March 5, 2021 that it had entered into a definitive agreement for a business combination with Good Works Acquisition Corp. (Nasdaq: GWAC) (“Good Works”), a U.S. publicly-traded special purpose acquisition company. Upon the closing of that transaction, the combined company will be named Cipher Mining Inc. (“Cipher” or the “Company”) and is expected to be listed on the Nasdaq under the new ticker symbol “CIFR”.

About Good Works

Good Works is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities.  The Good Works name reflects the fact that its management and directors donated half of their founder shares to charitable organizations in light of the impact that COVID-19 has had on the ability of non-profits to generate contributions and revenues. The Company’s management team consists of Messrs. Fred Zeidman, CEO and Co-Chairman, Douglas Wurth, Co-Chairman, and Cary Grossman, President.  I-B Good Works, LLC, an affiliate of I-Bankers Securities is the sponsor of Good Works. Good Works is a publicly-traded special purpose acquisition company, or SPAC, with approximately $170 million in trust. Management of Good Works has deep experience in private equity investing, corporate finance and executive level management in a number of industries. In addition, they have experience in Bitcoin mining through involvement in a Power Hosting Company and have extensive experience in SPAC mergers and board governance of public and private companies.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between Good Works Acquisition Corp. (“Good Works”) and Cipher Mining Technologies Inc. (“Cipher”), including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services offered by Cipher and the markets in which Cipher operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and Good Works’ or Cipher’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Good Works’ securities; (ii) the risk that the proposed business combination may not be completed by Good Works’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Good Works; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of Good Works, the satisfaction of the minimum trust account amount following redemptions by Good Works’ public stockholders and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Cipher’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Cipher and potential difficulties in Cipher employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against Good Works or Cipher related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of Good Works’ securities on the NASDAQ; (viii) the price of Good Works’ securities, including volatility resulting from changes in the competitive and highly regulated industries in which Cipher plans to operate, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business and changes in the combined capital structure; and (ix) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in Good Works final proxy statement/information statement/prospectus contained in the Form S-4 registration statement described below, including those under “Risk Factors” therein, Quarterly Reports on Form 10-Q and other documents filed by Good Works from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Good Works and Cipher assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Good Works nor Cipher gives any assurance that either Good Works or Cipher will achieve its expectations.

Additional Information and Where to Find It

This document relates to a proposed business combination between Good Works and Cipher. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Good Works intends to file a registration statement on Form S-4 that will include a proxy statement of Good Works, an information statement of Cipher and a prospectus of Good Works. The proxy statement/information statement/prospectus will be sent to all Good Works and Cipher stockholders as of a record date to be established for voting on the proposed business combination and the other matters to be voted upon at a meeting of Good Works’ stockholders to be held to approve the proposed business combination and other matters (the “Special Meeting”). Good Works may also file other documents regarding the proposed business combination with the SEC. The definitive proxy statement/information statement/prospectus will contain important information about the proposed business combination and the other matters to be voted upon at the Special Meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Before making any voting decision, investors and security holders of Good Works and Cipher are urged to read the registration statement, the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the proposed business combination.

Investors and security holders will be able to obtain free copies of the proxy statement/information statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Good Works through the website maintained by the SEC at www.sec.gov, or by directing a request to Good Works Acquisition Corp., 4265 San Felipe, Suite 603, Houston, TX 77027, attention: Cary Grossman or by contacting Morrow Sodali LLC, Good Works’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or may contact Morrow Sodali LLC via email to GWAC.info@investor.morrowsodali.com.

Participants in Solicitation

Good Works and Cipher and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Good Works’ stockholders in connection with the proposed business combination. Information about Good Works’ directors and executive officers and their ownership of Good Works’ securities is set forth in Good Works’ filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the proxy statement/information statement/prospectus regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Contacts:

Investor Contact:

Mark Roberts

Blueshirt Capital Advisors

investors@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

908-907-7703

CipherMining@DLPR.com